                                                                   EXHIBIT 10.03
swissfirst
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swissfirst Bank AG

                               OTC Contract Note


Seller:                          Roche Holdings, Inc.
                                 Herrn M.F. Kohler

Buyer:                           swissfirst Bank AG
                                 Herrn T. Maag
                                 Fax 01 204 81 81

Number of Contracts:             148,200

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      December 21, 2001

Value Date:                      December 27, 2001

Expiration Date:                 June 21, 2002

Strike Price:                    USD 75.

Price Per Option:                USD 10.04

Total Premium:                   USD 1,487,928

Total Underlying Value:          USD 11,115,000

Payment Instructions:
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To be transmitted by telefax to swissfirst Bank AG:
                                             Telefax Number +4441-1-204 81 81
Acknowledged by: Roche Holdings, Inc.